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                                                                   EXHIBIT 99.2


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report on Form 10-Q of SatCon Technology Corporation (the "Company") for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David B. Eisenhaure, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2003
                                          /s/ David B. Eisenhaure
                                          ------------------------------------
                                          David B. Eisenhaure
                                          Chief Executive Officer



                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report on Form 10-Q of SatCon Technology Corporation (the "Company") for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ralph M. Norwood, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2003
                                          /s/ Ralph M. Norwood
                                          ------------------------------------
                                          Ralph M. Norwood
                                          Chief Financial Officer